Exhibit 10.2

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (the “Subscription Agreement”) made as of this 4th day of June 2009 (the “Effective Date”) between Alphatec Holdings, Inc., a corporation organized under the laws of the State of Delaware, (the “Company”), and HealthpointCapital Partners II, L.P. (the “Subscriber”).

WHEREAS, the Company wishes to sell and the Subscriber wishes to purchase $10,000,000 of shares (the “Shares”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) on the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR SHARES

1.1 Subscription for Shares. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby shall subscribe for and purchase from the Company the number of Shares set forth on the signature page to this Subscription Agreement at a price per share determined in accordance with Section 1.2, with an aggregate purchase price for the Shares of $10,000,000 and upon the acceptance and execution of this Subscription Agreement by the Company, the Company agrees to sell such Shares to the Subscriber for said price per share. The purchase price is payable by certified or bank check made payable to the Company or by wire transfer of funds. The Shares shall be delivered by the Company on the Closing Date. In the event that the purchase price per Share would result in the issuance of a fractional Share to the Subscriber, the aggregate purchase price for the Shares shall be $10,000,000 less the amount allocated to such fractional Share, and the Company shall not issue such fractional Share.

1.2 Price per Share. The purchase price for the Shares shall be the higher of (i) the average closing share price for the Common Stock on the Nasdaq National Market for four trading days consisting of (a) the three trading days prior to the Effective Date and (b) the Effective Date; and (ii) the consolidated closing bid price per share for the Common Stock on the Nasdaq National Market on the Effective Date.

1.3 Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of the Company, on June 20, 2009, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

II REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

2.1 Reliance on Exemptions. The Subscriber acknowledges and understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the eligibility of the Subscriber to acquire the Shares.

2.2 Investment Purpose. The Subscriber represents that the Shares are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”). The Subscriber agrees that it will not sell or otherwise transfer the Shares unless they are registered under the 1933 Act or unless an exemption from such registration is available.

2.3 Accredited Investor. The Subscriber represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, and that it is able to bear the economic risk of any investment in the Shares.

2.4 Risk of Investment. The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; and (b) transferability of the Shares is limited.

2.5 Information. The Subscriber hereby represents that: (a) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and (b) that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the terms and conditions of this transaction, and any additional information which it has requested.

2.6 Legends. The Subscriber understands that the certificates representing the Shares, until such time as they have been registered under the 1933 Act or are exempt from such registration requirement, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped, if (a) such Shares are being sold pursuant to a registration statement under the 1933 Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form that a disposition of the Shares is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Shares may be made pursuant to Rule 144 under the 1933 Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

2.7 No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

2.8 Validity; Enforcement. The Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

2.9 Entity Representation. The Subscriber represents and warrants that: (a) it was not formed for the purpose of investing in the Company; and (b) it is authorized and otherwise duly qualified to purchase and hold the Shares.

III. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

3.1 Organization and Qualification. The Company is duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Subscription Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company, or on the transactions contemplated hereby.

3.2 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Subscription Agreement, to perform its obligations under this Subscription Agreement, and to issue the Shares in accordance with the terms of this Subscription Agreement. When executed and delivered by the Company, the execution and delivery of this Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated by this Subscription Agreement will have been duly authorized by the Company’s board of directors.

3.3 Issuance of Securities. The issuance, sale and delivery of the Shares has been duly authorized by all requisite corporate action by the Company and, upon issuance in accordance with this Subscription Agreement, shall be (a) duly authorized, validly issued, fully paid and non-assessable, and (b) free from all taxes, liens and charges with respect to the issue thereof.

3.4 No Conflicts. The execution, delivery and performance of the transactions contemplated herein, will not (a) result in a violation of the Company’s Certificate of Incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock of the Company, or the Company’s bylaws, (b) conflict with, or constitute a default or an event which with notice or lapse of time or both would become a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, lease, license or instrument, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

3.5 Opinion of General Counsel of the Company. The Company hereby covenants, as a condition to Closing, that its General Counsel will deliver an opinion of counsel that the Shares, upon delivery in accordance with Section 1.1 of this Subscription Agreement, will be duly authorized, validly issued fully paid and nonassessable, and not issued in violation of any provision of the certificate of incorporation of the Company or the bylaws of the Company.

IV. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT

4.1 Registration Procedures and Expenses. Within 30 days of the first day after the Closing Date upon which the Company is eligible to file a registration statement on Form S-3, the Company shall:

(a) use its commercially reasonably efforts to prepare and file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 relating to the resale of the Shares by the Subscriber from time to time on the Nasdaq Global Market, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions (the “Registration Statement”);

(b) use its commercially reasonable efforts, subject to receipt of necessary information from the Subscriber, to cause the Registration Statement to become automatically effective or the Commission to declare the Registration Statement effective as soon as reasonably practicable;

(c) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the Closing Date, (ii) such time as all of the Shares have been sold pursuant to the Registration Statement, or (iii) such time as the Shares become eligible for resale by non-affiliates pursuant to Rule 144 under the 1933 Act or any other rule of similar effect without any volume or manner of sale restrictions or any need for the Company to be current in its Securities Exchange Act of 1934 reporting obligations; and

(d) bear all reasonable expenses in connection with the procedures in paragraphs (a) through (c) of this Section 4.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Subscriber, if any, in connection with the preparation of the Registration Statement.

4.2 Suspension of Prospectus. Notwithstanding the foregoing, upon the occurrence or existence of any material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the prospectus (the “Prospectus”) forming a part of the Registration Statement, the Company shall give notice (without notice of the nature or details of such events) to the Subscriber that the availability of the Prospectus is suspended (a “Suspension”) and the Subscriber agrees not to sell any Shares pursuant to the Prospectus until the Subscriber is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

V. MISCELLANEOUS

5.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Alphatec Holdings, Inc.

5818 El Camino Real

Carlsbad, CA 92008

If to the Subscriber: Such contact information is set forth on the signature page.

5.2 Entire Agreement; Amendment. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Subscriber.

5.3 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

5.4 Governing Law and Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and Federal courts sitting in the Southern District of New York, for the adjudication of any dispute hereunder or in connection herewith.

5.5 Headings. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

5.6 Successors And Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the Subscriber, except by merger or consolidation. The Subscriber shall not assign its rights hereunder to a non-affiliate without the consent of the Company, which consent shall not be unreasonably withheld.

5.7 No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

5.8 No Strict Construction. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.9 Fees and Expenses. Except as otherwise set forth herein, the Company and the Subscriber shall pay their respective fees and expenses related to the transactions contemplated by this Subscription Agreement.

5.10 Counterparts. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement after the close of the Nasdaq National Market on the Effective Date.

ALPHATEC HOLDINGS, INC.		HEALTHPOINTCAPITAL PARTNERS II, L.P.

By:	/s/ Dirk Kuyper	By:	/s/ John c. McCormick
Name:	Dirk Kuyper	Name:	John C. McCormick
Title:	President and CEO	Title:	Managing Director

Subscriber Address:

505 Park Avenue 12th Floor
New York, NY 10022

Number of Shares Subscribed for:

3,937,007

Purchase Price per Share

$2.54

Aggregate Purchase Price Paid for the Shares

$9,999,997.78